ADVANCED SERIES TRUST

Supplement dated March 31, 2015

to the Currently Effective Prospectus and Statement of Additional Information, as Supplemented

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At a recent meeting (the Board Meeting) of the Board of Trustees (the Board) of Advanced Series Trust (the Trust, and each series thereof, a Portfolio), the Board approved, subject to shareholder approval, the adoption of an amended Shareholder Services and Distribution Plan (the Amended Plan) for the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. At the Board Meeting, the Board called a shareholder meeting for shareholders of each Portfolio of the Trust other than Portfolios structured as a fund-of-funds (each, an Affected Portfolio) to consider and vote on whether or not to approve the Amended Plan.

If the Amended Plan is approved by shareholders, the Amended Plan will be implemented on or about July 1, 2015. If approved, the existing distribution and services (12b-1) fee of 0.10% of the average daily net assets of each Affected Portfolio will be increased to 0.25%. While the 12b-1 fee will be increased for Affected Portfolios, the investment manager(s) of each Affected Portfolio have agreed to reduce the management fee rates for each Affected Portfolio by 0.1575%.

At the Board Meeting, the Board also approved submitting to shareholders of each Portfolio a proposal to elect all of the current members of the Board, and a proposal to permit the Trust’s investment managers to enter into or make material changes to subadvisory agreements with subadvisers that are wholly owned subsidiaries of the investment managers without shareholder approval.

Contract owners with investments in the Portfolios of the Trust as of the record date will receive a proxy statement seeking voting instructions on the proposals. The record date is March 20, 2015, and the shareholder meeting date is June 11, 2015.

More information will be available in the proxy statement. Once the final proxy statement is filed with the U.S. Securities and Exchange Commission, it will be posted on the internet at www.prudential.com/variableinsuranceportfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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